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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22051

Voya International High Dividend Equity Income Fund
(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2015 – August 31, 2015

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2015
Voya International High Dividend Equity Income Fund
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This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and current gains, with a secondary objective of long-term capital appreciation.
The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies and/or derivatives linked to such securities or indices that include such securities. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country indices, and/or equity securities and/or exchange-traded funds.
For the period ended August 31, 2015, the Fund made monthly distributions totaling $0.41 per share, which were characterized as $0.24 per share return of capital and $0.17 per share net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of  -8.67% for the period ended August 31, 2015.(1)(2) This NAV return reflects a decrease in the Fund’s NAV from $8.59 on February 28, 2015 to $7.45 on August 31, 2015, after taking into account the monthly distributions noted above. Based on its share price, the Fund provided a total return of  -11.90% for the period ended August 31, 2015.(2)(3) This share price return reflects a decrease in the Fund’s share price from $8.08 on February 28, 2015 to $6.76 on August 31, 2015, after taking into account the monthly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and net asset values per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2015

For most of the first half of our new fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, traded within 3% either side of the starting level. But in August an unexpected announcement from China re-awakened other concerns, which intensified and drove the Index down 5.39% for the six-month period. (The Index returned -6.14% for the six-months ended August 31, 2015, measured in U.S. dollars.)
U.S. economic data started off mixed, but were improving by the end of the period. Employment was a source of strength after a dip in March. By August, the three-month average for jobs created exceeded 235,000 and the unemployment rate was down to 5.3%. Reservations remained however, about the low labor force participation rate and sluggish wage growth. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.7% in the second quarter. Industrial production and factory orders seemed to be in a downward drift before picking up in August, while retail sales were still not showing much acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The U.S. Federal Reserve Board’s latest pronouncements suggested the time for an increase was approaching, while stressing that the process would be data driven. But it had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready.
Internationally, the European Central Bank at last implemented a program of quantitative easing in March. Before long the economic data started to look a little better: the unemployment rate ticked down to 11.1%, prices stopped falling and GDP rose 0.7% in the first half of 2015. However investors’ attention turned to Greece, whose new government sought to ease the terms of its €240 billion bailout and roll back reforms. After months of wrangling the uncompromising Greek Prime Minister Tsipras walked away from his creditors’ final offer. But two weeks later, with Greece facing ejection from the euro zone and its banks shuttered, he acceded to even stricter terms than he rejected.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years. But to many commentators these nice round numbers were suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index rose 64% in 2015 to June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global markets were shaken when China announced a 2% devaluation of the yuan, whose value would become more market driven. This was taken as a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened a round of competitive currency devaluations from other less developed economies, already suffering from China’s fading demand for their raw materials. By the end of August the Shanghai Stock Exchange Composite had lost all of its gains for 2015 and had taken the world’s equities and commodities markets with it.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.68% in the first half of the fiscal year, while the Barclays U.S. Treasury Bond sub-index slipped 0.09%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index fell 2.78%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.85%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 2.08% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, dropped 5.32% in the six months through August. Excluding dividends, the index fell in the second quarter of 2015, ending a streak of nine positive quarters, while August represented the worst month since May 2012. The Consumer discretionary sector did best over the six months, edging down 0.53%. The worst performing sectors were understandably energy and materials, slumping an almost identical 14.84% and 14.95% respectively. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, were set to record their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.
In currencies, the dollar was little changed against the other majors over the half-year, in fairly trendless trading after strong dollar gains in the previous six months. The dollar eased 0.12% against the euro, gained 0.58% on the pound, and added 1.34% against the yen. After the Chinese currency devaluation, the dollar gained 2.73% against the yuan to the end of August.
In international markets, the MSCI Japan® Index added 0.41%, despite a sharp fall in August. Exporters benefited from the lower yen and all sectors from the Government Pension Investment Fund’s rebalancing into stocks. The MSCI Europe ex UK® Index fell 4.69%, nearly twice as much in August alone. The sub-index had set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data. The MSCI UK® Index slumped 8.25%. While the UK index suffered from a triple weighting in energy compared to the rest of Europe, it is dominated by multinationals and its returns are often driven by issues affecting a few of them, such as, in the six months through August, Glencore in materials, Royal Dutch Shell in energy and Standard Chartered in banks.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya International High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2015 (as a percentage of net assets)

United Kingdom	14.4%
France	10.4%
United States	9.8%
China	9.0%
Switzerland	8.6%
Australia	8.4%
South Korea	6.3%
Germany	3.7%
Hong Kong	3.7%
Taiwan	3.7%
Countries between 0.4% – 3.6%^	19.9%
Assets in Excess of Other Liabilities	2.1%
Net Assets	100.0%
^ Includes 15 countries, which each represents 0.4% – 3.6% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified closed-end fund. The primary investment objective of the Fund is to seek to provide total return through a combination of current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:
•	investing at least 80% of its managed assets in a portfolio of international dividend-producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and
•	selling call options on selected international, regional or country indices, and/or on equity securities and/or exchange-traded funds (“ETFs”).
Portfolio Management: The Fund is managed by Martin Jansen, Portfolio Manager of Voya Investment Management Co. LLC; Nicolas Simar, Manu Vandenbulck, Robert Davis and Willem van Dommelen, Portfolio Managers of NNIP Advisors B.V. — the Sub-Adviser.*
Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by primarily investing in dividend-producing equity securities of foreign companies (“foreign securities”) and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.
The Sub-Advisers seek to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI All Country World (ex-U.S.) IndexSM and allocates the Fund’s assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions (“sleeves”) that depend on the Sub-Advisers’ assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 50 to 100 European equity securities, 40% invested in the Asia Pacific sleeve in approximately 60 to 120 Asia Pacific equity securities and 10% invested in the Rest-
Top Ten Holdings as of August 31, 2015 (as a percentage of net assets)

HSBC Holdings PLC (GBP)	1.5%
Royal Dutch Shell PLC - Class B	1.4%
Sanofi	1.4%
Roche Holding AG	1.3%
JPMorgan Chase & Co.	1.3%
GlaxoSmithKline PLC	1.3%
Nestle S.A.	1.3%
GDF Suez	1.3%
Zurich Insurance Group AG	1.2%
Telefonica S.A.	1.2%
Portfolio holdings are subject to change daily.
of-the-World sleeve in no more than 50 equity securities. The Fund invests in approximately 110 to 270 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.
The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, and/or on ETFs with the underlying value of such calls generally having 20% to 50% of the value of the Fund’s holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the-money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities and/or on ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.
Performance: Based on net asset value (“NAV”) as of February 28, 2015, the Fund provided a total return of  -8.67% for the period.(1) This NAV return reflects a decrease in the Fund’s NAV from $8.59 on February 28, 2015 to $7.45 on August 31, 2015, after taking into account the monthly distributions. Based on its share price as of August 31, 2015, the Fund provided a total return of  -11.90% for the period.(1) This share price return reflects a decrease in the Fund’s share price from $8.08 on February 28, 2015 to $6.76 on August 31, 2015, after taking into account the monthly distributions. During the period, the Fund made monthly distributions totaling $0.41 per share, characterized as $0.24 per share return of capital and $0.17 per share net investment income.(2) To reflect the strategic emphasis of the Fund, the equity portfolio uses a blend of 55% MSCI Europe® Index and 45% MSCI All Country Asia Pacific ex-Japan® Index as a reference index. The blend of 55% in the MSCI Europe® Index and 45% in the MSCI Asia Pacific ex-Japan® Index returned -10.65% for the reporting period, with Asia-Pacific ex-Japan and Europe posting returns of  -15.77% and -6.43%, respectively. As of August 31, 2015, the Fund had 8,405,206 shares outstanding.

Portfolio Managers’ Report	Voya International High Dividend Equity Income Fund

Portfolio Specifics: Market Review: After a strong start to the period, global markets peaked in late May and corrected sharply thereafter, resulting in a material contraction for the period as a whole. The sharp escalation of the financial crisis in Greece affected sentiment detrimentally in Europe, while the growth slowdown in emerging markets, especially China, induced a strong correction in emerging market stocks. Additionally, the devaluation of the Chinese renminbi in early August unsettled currency and equity markets. Regionally, Japanese equities proved more defensive due to improving corporate profitability. The U.S. and European markets contracted, especially in August. Emerging market and Developed Asia bore the brunt of the pressure, and were notable underperformers. Globally, healthcare, consumer, and telecommunication services stocks proved more defensive, while energy and materials stocks weakened significantly in tandem with falling commodity prices. Industrial and information technology shares underperformed modestly.
Equity Portfolio: The overall equity portion of the Fund outperformed the return of the reference index during the period. Security selection contributed positively, especially in financials, but also in industrials, materials and energy. This was partly offset by negative selections in utilities and healthcare. Sector allocation detracted, due largely to underweighting a relatively strong healthcare sector and overweighting the weak materials sector. In the Pan-European sleeve, stock selection drove the outperformance against the regional benchmark, with strong results in financials, materials and industrials partly offset by a drag from utilities and telecommunication services. In Asia Pacific ex-Japan security selection was neutral, with a positive contribution from financials offset by negative outcomes in information technology and consumer staples. The sleeve outside these two core regions outperformed the return of the reference index, due in large part to its North American consumer staples, financials, and energy holdings which were more defensive.
Options Portfolio: The option strategy of the Fund seeks to reduce volatility of total returns as well as to gain income by writing calls on selected equity indices. The construction of the option portfolio is such that there should be a low tracking error with the reference index of the equity portfolio. The actual composition also depends on the attractiveness of volatility premiums and market trading opportunities.
During the reporting period, call options were sold on the FTSE 100, DJ EuroStoxx 50®, ASX, KOSPI 200, TWSE and Hang Seng indices. The options had a maturity in the range of four to five weeks. The option coverage ratio, for both the Asian Pacific and European sleeves, was approximately 40%, equating to approximately 35% of the Fund’s net assets. The strike levels of the call options were generally at-the-money.
During the reporting period all relevant markets posted negative returns in local currency terms. Our option overlay consequently contributed positively to performance, as the premiums received exceeded the amounts due on the expiry of the options.
Current Strategy and Outlook: High-dividend strategies are designed to dampen volatility versus the broader market across an investment cycle. In our opinion, international developed stocks have modest upside potential from current levels. The Greek financial crisis appears to have at least been temporarily alleviated. European growth, while still low by historic standards, has found traction despite the dire situation in Greece. The European Central Bank continues to provide support though its aggressive quantitative easing policy. While growth in the US has lost some momentum recently, in our opinion some reacceleration is expected as we head into the fall. With continued solid growth in the United States, it is our opinion that growth for many emerging economies should stabilize in the course of calendar 2015, but no sharp acceleration is expected. We believe a further slowdown in Chinese growth remains a key risk. On balance, the substantial fall in energy and commodity prices should stimulate global consumption and industrial production as we head into 2016. The structural growth issues facing the global economy are expected to improve gradually, albeit with some periodic setbacks. In our opinion, the Fund should continue to benefit from its call writing activities.

*
Effective July 17, 2015, David Rabinowitz was removed as a portfolio manager of the Fund. Prior to April 7, 2015, NNIP Advisors B.V. was known as ING Investment Management Advisors B.V.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2015 (Unaudited)

ASSETS:
Investments in securities at fair value*	$61,327,503
Cash	1,547,252
Foreign currencies at value**	116,497
Receivables:
Investment securities sold	702,630
Dividends	182,270
Foreign tax reclaims	101,505
Prepaid expenses	186
Other assets	1,609
Total assets	63,979,452
LIABILITIES:
Payable for investment securities purchased	1,196,762
Payable for investment management fees	50,408
Payable to trustees under the deferred compensation plan (Note 6)	1,609
Payable for trustee fees	352
Other accrued expenses and liabilities	75,088
Written options, at fair value^	11,389
Total liabilities	1,335,608
NET ASSETS	$62,643,844
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$98,009,682
Distributions in excess of net investment income	(307,963)
Accumulated net realized loss	(25,294,808)
Net unrealized depreciation	(9,763,067)
NET ASSETS	$62,643,844
* Cost of investments in securities	$71,419,959
** Cost of foreign currencies	$116,555
^ Premiums received on written options	$355,355
Net assets	$62,643,844
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	8,405,206
Net asset value	$7.45
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,735,697
Total investment income	1,735,697
EXPENSES:
Investment management fees(1)	376,739
Transfer agent fees	12,046
Administrative service fees(1)	11,862
Shareholder reporting expense	13,329
Professional fees	25,701
Custody and accounting expense	44,290
Trustee fees	1,054
Miscellaneous expense	13,807
Total expenses	498,828
Net waived and reimbursed fees	(56,710)
Net expenses	442,118
Net investment income	1,293,579
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	254,516
Foreign currency related transactions	(21,691)
Written options	454,452
Net realized gain	687,277
Net change in unrealized appreciation (depreciation) on:
Investments	(8,683,167)
Foreign currency related transactions	(3,458)
Written options	600,903
Net change in unrealized appreciation (depreciation)	(8,085,722)
Net realized and unrealized loss	(7,398,445)
Decrease in net assets resulting from operations	$(6,104,866)
* Foreign taxes withheld	$139,681
^ Foreign taxes on sale of Indian investments	$5,320

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2015	Year Ended February 28, 2015
FROM OPERATIONS:
Net investment income	$1,293,579	$1,812,036
Net realized gain	687,277	1,758,040
Net change in unrealized appreciation (depreciation)	(8,085,722)	(3,987,799)
Decrease in net assets resulting from operations	(6,104,866)	(417,723)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,447,546)	(4,835,893)
Return of capital	(2,032,210)	(2,121,507)
Total distributions	(3,479,756)	(6,957,400)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	42,504
Net increase in net assets resulting from capital share transactions	—	42,504
Net decrease in net assets	(9,584,622)	(7,332,619)
NET ASSETS:
Beginning of year or period	72,228,466	79,561,085
End of year or period	$62,643,844	$72,228,466
Distributions in excess of net investment income at end of year or period	$(307,963)	$(153,996)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per share Operating Performance													Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets end for year or period	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3)(4)	Net investment income (loss) after expense waiver(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-15	8.59	0.15•	(0.88)	(0.73)	0.17	—	0.24	0.41	7.45	6.76	(8.67)	(11.90)	62,644	1.41	1.25	3.65	26
02-28-15	9.47	0.22	(0.27)	(0.05)	0.58	—	0.25	0.83	8.59	8.08	(0.49)	(4.07)	72,228	1.42	1.25	2.34	37
02-28-14	9.55	0.25	0.55	0.80	0.70	—	0.18	0.88	9.47	9.24	9.07	0.33	79,561	1.48	1.25	2.67	53
02-28-13	9.84	0.23•	0.47	0.70	0.24	—	0.75	0.99	9.55	10.13	7.89	10.94	80,095	1.50	1.26	2.53	94
02-29-12	11.16	0.30•	(0.53)	(0.23)	0.68	—	0.41	1.09	9.84	10.15	(1.66)	(7.01)	82,211	1.46	1.26	3.02	94
02-28-11	10.52	0.26	1.58	1.84	1.20	—	—	1.20	11.16	12.17	18.22	11.30	92,552	1.38	1.25	2.44	99
02-28-10	8.12	0.25	3.96	4.21	0.20	—	1.61	1.81	10.52	12.19	51.96	86.17	86,217	1.41	1.25	2.47	55
02-28-09	16.72	0.57•	(7.22)	(6.65)	0.47	—	1.48	1.95	8.12	7.68	(41.94)	(43.74)	65,793	1.39	1.25	4.31	81
09-25-07(5) - 02-29-08	19.06(6)	0.10	(1.79)	(1.69)	0.25	0.17	0.23	0.65	16.72	16.32	(8.68)	(15.06)	135,902	1.26	1.24	1.32	42

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Commencement of operations.

(6)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

•
Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited)

NOTE 1 — ORGANIZATION
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to the Fund and in turn, Voya IM has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands to serve as sub-sub-adviser to the Fund. Prior to April 7, 2015, NNIP Advisors was known as ING Investment Management Advisors B.V.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended August 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the
Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will, be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the sub-adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.
Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2015.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2015, the fair value of written OTC call options subject to Master Agreements in a liability position was $11,389. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the period ended August 31, 2015 that triggered any credit related contingent features.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written call option activity during the period ended August 31, 2015.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of investments for the period ended August 31, 2015, excluding short-term securities, were $18,066,047 and $19,277,563, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2015, there were no preferred shares outstanding. Amounts paid to the Investment

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for Fund operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of the Fund’s average daily managed assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.
Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through August 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM has in turn entered into a sub-sub-advisory agreement (“Sub-Sub-Advisory Agreement”) with NNIP Advisors. Subject to policies as the Board or the Investment Adviser may determine, Voya IM and NNIP Advisors manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)
with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2015, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
August 31,
2016	2017	2018	Total
$201,869	$151,600	$119,595	$473,064
The Expense Limitation Agreement is contractual through March 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/28/2015	10,110,820	$398,415
Options Written	61,264,290	2,571,517
Options Expired	(20,028,990)	(1,022,237)
Options Terminated in Closing Purchase Transactions	(40,534,950)	(1,592,340)
Balance at 08/31/2015	10,811,170	$355,355

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS
All Voya family of funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund.
Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.
Market Discount. Shares of closed-end investment companies frequently trade at a discount from their NAV. The possibility that Shares of the Fund will trade at a discount from their NAV is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
8/31/2015	—	—	—	—
2/28/2015	4,531	4,531	42,504	42,504
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2015. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2014
Ordinary Income	Return of Capital
$5,392,158	$1,564,928
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(4,053,457)	$(25,444,717)	2017
The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of August 31, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 11 — RESTRUCTURING PLAN
Investment Adviser:
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep. In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering
was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-advisers provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on the new agreements with the Investment Adviser and affiliated sub-advisers.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
Sub-sub-adviser:
NNIP Advisors is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and a subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. As of September 2015, ING Groep

NOTES TO FINANCIAL STATEMENTS as of August 31, 2015 (Unaudited) (continued)

NOTE 11 — RESTRUCTURING PLAN (continued)

holds an interest of 37.1% in NN Group. ING Group has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.
It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory and sub-sub-advisory agreements under which NNIP Advisors provides services to the Fund for which NNIP Advisors serves as sub-adviser or sub-sub-adviser. Pursuant to the 1940 Act, these sub-advisory and sub-sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory and sub-sub-advisory services can continue uninterrupted, the Board approved new sub-advisory and sub-sub-advisory agreements for the Fund in anticipation of the divestment. Shareholders of the Fund for which NNIP Advisors serves as a sub-adviser or sub-sub-adviser approved these new investment sub-advisory and sub-sub-advisory agreements. This approval also included approval of any future sub-advisory and sub-sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund may not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2015, the Fund made distributions of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.069	8/17/2015	9/15/2015	9/3/2015
$0.069	9/15/2015	10/15/2015	10/5/2015
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.
Settlement: In March 2015, The Bank of New York Mellon (“BNYM”), the Fund’s custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. The Fund was a named member of the Settlement Class. On September 24, 2015, the United States District Court, Southern District of New York approved (the “Approval”) the Plan of Allocation related to the Settlement. After the announcement of the Approval, the Fund recorded a receivable in the amount of  $191,931 representing the Fund’s estimated share of the net recovery associated with the Settlement.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Australia: 8.4%
28,027	BHP Billiton Ltd.	$513,388	0.8
7,668	Rio Tinto Ltd.	275,002	0.5
1,659,973	Other Securities	4,457,335	7.1
		5,245,725	8.4
	Belgium: 0.4%
5,936	Other Securities	242,328	0.4
	China: 9.0%
820,380	China Construction Bank	575,654	0.9
934,258	Industrial & Commercial Bank of China	546,995	0.9
4,352,000	Other Securities	4,526,088	7.2
		5,648,737	9.0
	Denmark: 0.5%
24,715	Other Securities	290,299	0.5
	France: 10.4%
26,686	AXA S.A.	672,191	1.1
11,346	BNP Paribas	714,689	1.1
15,931	Carrefour S.A.	517,241	0.8
44,104	GDF Suez	787,693	1.3
8,691	Sanofi	854,858	1.4
10,498	Total S.A.	484,023	0.8
9,909	Vinci S.A.	637,379	1.0
56,068	Other Securities	1,828,588	2.9
		6,496,662	10.4
	Germany: 2.9%
38,756	E.ON AG	437,974	0.7
8,530	SAP SE	572,104	0.9
18,334	Other Securities	838,220	1.3
		1,848,298	2.9
	Hong Kong: 3.7%
118,540	AIA Group Ltd.	654,945	1.0
519,500 #	HK Electric Investments and HK Electric Investments Ltd.	360,655	0.6
3,574,333	Other Securities	1,283,520	2.1
		2,299,120	3.7
	India: 2.7%
506,132	Other Securities	1,678,517	2.7
	Indonesia: 0.7%
921,400	Other Securities	411,409	0.7
	Ireland: 1.0%
21,655	CRH PLC - Dublin	647,252	1.0
	Italy: 3.6%
29,705	Assicurazioni Generali S.p.A.	543,282	0.9
128,914	Enel S.p.A.	579,691	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
185,722	Other Securities	$1,132,121	1.8
		2,255,094	3.6
	Macau: 0.5%
86,646	Other Securities	301,166	0.5
	Malaysia: 1.2%
575,908	Other Securities	740,197	1.2
	Netherlands: 1.9%
33,232	Royal Dutch Shell PLC - Class B	867,654	1.4
6,302	Other Securities	331,029	0.5
		1,198,683	1.9
	Norway: 0.6%
26,067	Other Securities	397,286	0.6
	Singapore: 0.4%
224,700	Other Securities	243,011	0.4
	South Korea: 5.5%
593	Samsung Electronics Co., Ltd.	545,662	0.8
119,257	Other Securities	2,931,623	4.7
		3,477,285	5.5
	Spain: 2.4%
53,125	Telefonica S.A.	748,660	1.2
79,570	Other Securities	780,784	1.2
		1,529,444	2.4
	Sweden: 3.2%
21,979	Svenska Cellulosa AB SCA	625,135	1.0
107,590	TeliaSonera AB	606,047	1.0
47,858	Volvo AB - B Shares	519,702	0.8
44,876	Other Securities	260,711	0.4
		2,011,595	3.2
	Switzerland: 8.6%
9,838	LafargeHolcim Ltd	624,618	1.0
10,734	Nestle S.A.	790,741	1.3
5,950	Novartis AG	580,636	0.9
2,955	Roche Holding AG	804,423	1.3
2,062	Syngenta AG	691,308	1.1
28,198	UBS Group AG	583,294	0.9
2,741	Zurich Insurance Group AG	752,578	1.2
8,940	Other Securities	552,860	0.9
		5,380,458	8.6
	Taiwan: 3.7%
165,624	Taiwan Semiconductor Manufacturing Co., Ltd.	644,411	1.0
1,226,892	Other Securities	1,651,816	2.7
		2,296,227	3.7

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand: 0.4%
37,000	Other Securities	$278,803	0.4
	United Kingdom: 14.4%
171,442	Barclays PLC	681,276	1.1
18,661	Diageo PLC	494,458	0.8
39,003	GlaxoSmithKline PLC	796,346	1.3
121,222	HSBC Holdings PLC (GBP)	958,096	1.5
38,800	HSBC Holdings PLC (HKD)	307,925	0.5
170,325	J Sainsbury PLC	630,444	1.0
117,541	Kingfisher PLC	638,779	1.0
13,095	Rio Tinto PLC	478,105	0.8
60,540	RSA Insurance Group PLC	472,583	0.7
54,799	Tate & Lyle PLC	450,950	0.7
699,847	Other Securities	3,109,315	5.0
		9,018,277	14.4
	United States: 9.8%
16,313	AT&T, Inc.	541,592	0.9
11,591	Bristol-Myers Squibb Co.	689,317	1.1
13,698	Dow Chemical Co.	599,424	1.0
23,765	Intel Corp.	678,253	1.1
12,500	JPMorgan Chase & Co.	801,250	1.3
7,341	Kraft Heinz Co/The	533,397	0.8
9,075	Philip Morris International, Inc.	724,185	1.1
25,600	Starwood Property Trust, Inc.	544,768	0.9
17,487 @	Teekay LNG Partners L.P.	464,979	0.7
9,205	Valero Energy Corp.	546,225	0.9
		6,123,390	9.8
	Total Common Stock (Cost $69,497,249)	60,059,263	95.9
PREFERRED STOCK: 2.0%
	Brazil: 0.4%
125,004	Other Securities	261,958	0.4
	Germany: 0.8%
2,521	Volkswagen AG	477,660	0.8
Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	South Korea: 0.8%
3,490	Other Securities	$528,622	0.8
	Total Preferred Stock (Cost $1,922,710)	1,268,240	2.0
	Total Investments in Securities (Cost $71,419,959)	$61,327,503	97.9
	Assets in Excess of Other Liabilities	1,316,341	2.1
	Net Assets	$62,643,844	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

Cost for federal income tax purposes is $71,526,635.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,244,478
Gross Unrealized Depreciation	(13,443,610)
Net Unrealized Depreciation	$(10,199,132)

Sector Diversification	Percentage of Net Assets
Financials	28.3%
Consumer Staples	11.1
Materials	9.1
Industrials	8.5
Energy	7.8
Consumer Discretionary	7.2
Health Care	7.0
Information Technology	6.7
Utilities	6.7
Telecommunication Services	5.5
Assets in Excess of Other Liabilities	2.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2015 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2015
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,245,725	$—	$5,245,725
Belgium	—	242,328	—	242,328
China	—	5,348,437	300,300	5,648,737
Denmark	—	290,299	—	290,299
France	—	6,496,662	—	6,496,662
Germany	—	1,848,298	—	1,848,298
Hong Kong	215,526	2,083,594	—	2,299,120
India	247,536	1,430,981	—	1,678,517
Indonesia	—	411,409	—	411,409
Ireland	—	647,252	—	647,252
Italy	—	2,255,094	—	2,255,094
Macau	—	301,166	—	301,166
Malaysia	—	740,197	—	740,197
Netherlands	—	1,198,683	—	1,198,683
Norway	—	397,286	—	397,286
Singapore	—	243,011	—	243,011
South Korea	—	3,477,285	—	3,477,285
Spain	—	1,529,444	—	1,529,444
Sweden	—	2,011,595	—	2,011,595
Switzerland	—	5,380,458	—	5,380,458
Taiwan	—	2,296,227	—	2,296,227
Thailand	—	278,803	—	278,803
United Kingdom	137,676	8,880,601	—	9,018,277
United States	6,123,390	—	—	6,123,390
Total Common Stock	6,724,128	53,034,835	300,300	60,059,263
Preferred Stock	261,958	1,006,282	—	1,268,240
Total Investments, at fair value	$6,986,086	$54,041,117	$300,300	$61,327,503
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(11,389)	$—	$(11,389)
Total Liabilities	$—	$(11,389)	$—	$(11,389)

(1)
For the period ended August 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At August 31, 2015, securities valued at $237,650 and $705,487 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $371,835 were transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2015 (Unaudited) (continued)

At August 31, 2015, the following over-the-counter written options were outstanding for Voya International High Dividend Equity Income Fund:
Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
1,000	Morgan Stanley	Call on S&P/ASX 200 Index	5,470.279 AUD	09/03/15	$64,604	$(568)
1,650	Merrill Lynch	Call on EURO STOXX 50® Index	3,666.833 EUR	09/03/15	109,420	—
620	Societe Generale	Call on FTSE 100 Index	67,707.700 GBP	09/03/15	73,508	(9)
800	Goldman Sachs & Co.	Call on Hang Seng Index	24,397.190 HKD	09/04/15	47,309	(30)
10,800,000	Deutsche Bank AG	Call on Korea Stock Exchange KOSPI 200 Index	239.810 KRW	09/03/15	27,564	(817)
7,100	Deutsche Bank AG	Call on Taiwan Stock Exchange Weighted Index	8,266.730 TWD	09/03/15	32,950	(9,965)
Total Written OTC Options					$355,355	$(11,389)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$11,389
Total Liability Derivatives		$11,389

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$454,452
Total	$454,452

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$600,903
Total	$600,903

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2015:
	Deutsche Bank AG	Goldman Sachs & Co.	Morgan Stanley	Societe Generale	Totals
Liabilities:
Written options	$10,782	$30	$568	$9	$11,389
Total Liabilities	$10,782	$30	$568	$9	$11,389
Net OTC derivative instruments by counterparty, at fair value	$(10,782)	$(30)	$(568)	$(9)	$(11,389)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(10,782)	$(30)	$(568)	$(9)	$(11,389)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2015 (Unaudited) (continued)

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2015:
% of Total Net Assets against which calls written	35.20%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$355,355
Value of calls	$(11,389)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”),where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
To elect four nominees to the Board of Trustees of Voya International High Dividend Equity Income Fund.

An annual shareholder meeting of Voya International High Dividend Equity Income Fund was held July 1, 2015, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya International High Dividend Equity Income Fund
Colleen D. Baldwin	1*	6,278,154.180	272,727.000	0.000	0.000	6,550,881.180
Peter S. Drotch	1*	6,298,211.180	252,670.000	0.000	0.000	6,550,881.180
Russell H. Jones	1*	6,297,407.180	253,474.000	0.000	0.000	6,550,881.180
Joseph E. Obermeyer	1*	6,304,099.180	246,782.000	0.000	0.000	6,550,881.180

*
Proposal Passed

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of Voya International High Dividend Equity Income Fund (the “Fund”), including a majority of Board members who have no direct or indirect interest in the advisory agreement (“Independent Trustees”), approved amending and restating the Investment Management Agreement between the Fund and Voya Investments, LLC (the “Adviser”) so that, effective May 1, 2015, the terms of the Fund’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and, under the Fund’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Fund.
In connection with its review, the Board determined that it did not need to consider certain factors it typically considers during its review of the Fund’s advisory agreements because it had reviewed, among other matters, the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided, on September 12, 2014, when it renewed the Agreement. On September 12, 2014, the Board concluded, in light of all factors it considered, to renew the Agreement and that the fee rate set forth in the Agreement was fair and reasonable. Among other factors considered at that meeting, the Board considered: (1) the nature, extent and quality of services provided under the Agreement; (2) the extent to which economies of scale are reflected in the fee rate schedule under the Agreement; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of the fee rate, expense ratio, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to the Fund. A further description of the process followed by the Board in approving the Agreement on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Fund’s annual report to shareholders for the period ended February 28, 2015.
On March 12, 2015, the Board, including the Independent Trustees, approved the Amended and Restated Investment Management Agreement. In analyzing whether to approve the Amended and Restated Investment Management Agreement, the Board did consider, among other things: (1) a memorandum and related materials outlining the terms of this Agreement and Management’s rationale for proposing the amendments that combine the terms of the Fund’s investment management and administrative services arrangements under a single agreement; (2) Management’s representations that, under the Amended and Restated Investment Management Agreement, there would be no change in the fees payable for the combination of advisory and administrative services provided to the Fund; (3) Management’s confirmation that the implementation of the Amended and Restated Investment Management Agreement would result in no change in the scope of services that the Adviser provides to the Fund and that the personnel who have provided administrative and advisory services to the Fund previously would continue to do so after the Amended and Restated Investment Management Agreement becomes effective; and (4) representations from Management that the combination of the Agreements better aligns the Fund’s contracts with the manner in which the Adviser and its affiliates provide such services to the Fund. In approving the amendment to the Fund’s Investment Management Agreement, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.
Effective July 17, 2015, David Rabinowitz was removed as a portfolio manager of the Fund.
The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common
Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided

ADDITIONAL INFORMATION (Unaudited) (continued)

that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2015 DISTRIBUTIONS:
Declaration Date	Ex Date	Payable Date
January 15, 2015	February 2, 2015	February 17, 2015
February 17, 2015	March 2, 2015	March 16, 2015
March 16, 2015	April 1, 2015	April 15, 2015
April 15, 2015	May 1, 2015	May 15, 2015
May 15, 2015	June 1, 2015	June 15, 2015
June 15, 2015	July 1, 2015	July 15, 2015
July 15, 2015	August 3, 2015	August 17, 2015
August 17, 2015	September 1, 2015	September 15, 2015
September 15, 2015	October 1, 2015	October 15, 2015
October 15, 2015	November 2, 2015	November 16, 2015
November 16, 2015	December 1, 2015	December 15, 2015
December 15, 2015	December 29, 2015	January 15, 2016
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IID).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of Common Stock as of August 31, 2015 was 6, which does not include approximately 5,035 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 31, 2015 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare Shareowner Services LLC.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

SAR-IID (0815-102315)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of AUGUST 31, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Australia: 8.4%
13,303		Australia & New Zealand Banking Group Ltd.	264,581	0.4
28,027		BHP Billiton Ltd.	513,388	0.8
42,582		Coca-Cola Amatil Ltd.	254,421	0.4
151,163		Federation Centres Ltd	303,875	0.5
78,250		Goodman Group	338,189	0.5
123,076		Incitec Pivot Ltd.	306,832	0.5
81,535		Insurance Australia Group Ltd.	293,935	0.5
141,820		Metcash Ltd.	109,449	0.2
13,741		National Australia Bank Ltd.	304,685	0.5
211,582		Nine Entertainment Co. Holdings Ltd.	249,410	0.4
7,668		Rio Tinto Ltd.	275,001	0.4
47,892		Santos Ltd.	175,788	0.3
281,895		Sigma Pharmaceuticals Ltd.	161,212	0.3
28,027	@	South32 Ltd.	30,253	0.0
221,903		Spark Infrastructure Group	313,572	0.5
96,542		Stockland	268,236	0.4
35,142		Suncorp Group Ltd	320,686	0.5
51,126		Transurban Group	351,980	0.6
27,092		Treasury Wine Estates Ltd.	114,857	0.2
13,302		Westpac Banking Corp.	295,375	0.5
			5,245,725	8.4

		Belgium: 0.4%
5,936		Ageas	242,328	0.4

		China: 9.0%
45,500		Beijing Enterprises Holdings Ltd.	265,444	0.4
81,500		BOC Hong Kong Holdings Ltd.	275,403	0.4
838,000		China BlueChemical Ltd.	237,886	0.4
820,380		China Construction Bank	575,654	0.9
42,000		China Life Insurance Co., Ltd.	143,496	0.2
29,000		China Mobile Ltd.	348,815	0.6
132,000		China Overseas Land & Investment Ltd.	386,631	0.6
397,400		China Petroleum & Chemical Corp.	266,474	0.4
620,000		China Resources Cement Holdings Ltd.	304,207	0.5
138,000		China Resources Power Holdings Co.	337,625	0.5
258,000		COSCO Pacific Ltd.	300,300	0.5
265,200		Huaneng Power International, Inc.	302,613	0.5
934,258		Industrial & Commercial Bank of China	546,995	0.9
152,000		Jiangsu Expressway Co. Ltd.	179,576	0.3
604,500		Parkson Retail Group Ltd.	86,602	0.1
320,000		PetroChina Co., Ltd.	266,570	0.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
123,000		Shanghai Industrial Holdings Ltd.	299,668	0.5
140,400		Shanghai Pharmaceuticals Holding Co. Ltd.	293,155	0.5
165,500		Shimao Property Holdings Ltd.	231,623	0.4
			5,648,737	9.0

		Denmark: 0.5%
79		AP Moller - Maersk A/S - Class B	134,542	0.2
24,636		TDC A/S	155,757	0.3
			290,299	0.5

		France: 10.4%
10,287		Alstom SA	318,820	0.5
26,686		AXA S.A.	672,191	1.1
11,346		BNP Paribas	714,688	1.1
15,931		Carrefour S.A.	517,241	0.8
6,575		Casino Guichard Perrachon S.A.	415,341	0.7
8,072		Cie de Saint-Gobain	370,479	0.6
5,773		Eutelsat Communications	173,919	0.3
14,194		Orange SA	224,481	0.4
44,104		GDF Suez	787,693	1.2
2,572		Danone	159,344	0.2
8,595		Metropole Television SA	166,205	0.3
8,691		Sanofi	854,858	1.4
10,498		Total S.A.	484,023	0.8
9,909		Vinci S.A.	637,379	1.0
			6,496,662	10.4

		Germany: 2.9%
4,737		Adidas AG	353,893	0.6
4,000		Daimler AG	320,617	0.5
9,597		Deutsche Telekom AG	163,710	0.2
38,756		E.ON AG	437,974	0.7
8,530		SAP SE	572,104	0.9
			1,848,298	2.9

		Hong Kong: 3.7%
118,540		AIA Group Ltd.	654,945	1.0
2,470,000		Emperor Watch & Jewellery Ltd.	89,246	0.1
129,000		Hang Lung Properties Ltd.	292,039	0.5
519,500	#	HK Electric Investments and HK Electric Investments Ltd.	360,655	0.6
840,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	338,706	0.5
433		Link REIT	2,296	0.0
77,500		MTR Corp.	345,707	0.6
57,400		Television Broadcasts Ltd.	215,526	0.4
			2,299,120	3.7

		India: 2.7%
58,624		GAIL India Ltd.	261,098	0.4
83,697		ICICI Bank Ltd.	351,921	0.6
157,921		NTPC Ltd.	288,616	0.4
113,600		Punjab National Bank	247,536	0.4
22,861		Reliance Industries Ltd.	294,222	0.5

Voya International High Dividend Equity Income	PORTFOLIO OF INVESTMENTS as of August 31, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India: (continued)
69,429	Tata Steel Ltd.	235,124	0.4
		1,678,517	2.7

	Indonesia: 0.7%
220,200	Indo Tambangraya Megah PT	147,062	0.3
701,200	Indofood Sukses Makmur Tbk PT	264,347	0.4
		411,409	0.7

	Ireland: 1.0%
21,655	CRH PLC - Dublin	647,252	1.0

	Italy: 3.6%
29,705	Assicurazioni Generali S.p.A.	543,282	0.9
128,914	Enel S.p.A.	579,691	0.9
9,922	ENI S.p.A.	163,771	0.2
102,460	Intesa Sanpaolo S.p.A.	372,785	0.6
7,911	Prysmian S.p.A.	168,808	0.3
65,429	UniCredit SpA	426,757	0.7
		2,255,094	3.6

	Macau: 0.5%
86,646	Sands China Ltd.	301,166	0.5

	Malaysia: 1.2%
254,908	Berjaya Sports Toto BHD	179,262	0.3
185,800	IJM Corp. Bhd	278,855	0.4
135,200	Malayan Banking BHD	282,080	0.5
		740,197	1.2

	Netherlands: 1.9%
6,302	Koninklijke DSM NV	331,029	0.5
33,232	Royal Dutch Shell PLC - Class B	867,654	1.4
		1,198,683	1.9

	Norway: 0.6%
26,067	Statoil ASA	397,286	0.6

	Singapore: 0.4%
224,700	First Resources Ltd.	243,011	0.4

	South Korea: 5.5%
33,332	DGB Financial Group, Inc.	292,906	0.4
16,808	Hite Jinro Co. Ltd.	313,920	0.5
14,046	Hyundai Marine & Fire Insurance Co., Ltd.	332,253	0.5
10,088	Kangwon Land, Inc.	362,628	0.6
10,558	KB Financial Group, Inc.	318,494	0.5
13,420	KT Corp.	328,695	0.5
6,551	LG Display Co., Ltd.	129,088	0.2
1,443	POSCO	232,353	0.4
593	Samsung Electronics Co., Ltd.	545,662	0.9
9,424	Shinhan Financial Group Co., Ltd.	316,021	0.5
3,587	SK Innovation Co. Ltd.	305,265	0.5
		3,477,285	5.5

	Spain: 2.4%
24,054	Banco Santander SA	146,839	0.2
17,528	Ebro Foods SA	353,828	0.6
13,695	Indra Sistemas S.A.	161,580	0.2
24,293	Prosegur Cia de Seguridad SA	118,537	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain: (continued)
53,125	Telefonica S.A.	748,660	1.2
		1,529,444	2.4

	Sweden: 3.2%
13,062	Telefonaktiebolaget LM Ericsson	127,321	0.2
31,814	SSAB Svenskt Staal AB - Class A	133,390	0.2
21,979	Svenska Cellulosa AB SCA	625,135	1.0
107,590	TeliaSonera AB	606,047	1.0
47,858	Volvo AB - B Shares	519,702	0.8
		2,011,595	3.2

	Switzerland: 8.6%
8,760	Credit Suisse Group AG	235,797	0.4
9,838	LafargeHolcim Ltd	624,618	1.0
10,734	Nestle S.A.	790,741	1.3
5,950	Novartis AG	580,636	0.9
2,955	Roche Holding AG	804,423	1.3
180	SGS S.A.	317,063	0.5
2,062	Syngenta AG	691,308	1.1
28,198	UBS Group AG	583,294	0.9
2,741	Zurich Insurance Group AG	752,578	1.2
		5,380,458	8.6

	Taiwan: 3.7%
194,000	Cathay Financial Holding Co., Ltd.	280,239	0.5
79,000	Cheng Uei Precision Industry Co., Ltd.	110,075	0.2
556,280	CTBC Financial Holding Co. Ltd.	335,571	0.5
23,612	MediaTek, Inc.	182,186	0.3
164,000	Powertech Technology, Inc.	282,738	0.5
129,000	Quanta Computer, Inc.	237,430	0.4
50,000	Radiant Opto-Electronics Corp.	145,822	0.2
165,624	Taiwan Semiconductor Manufacturing Co., Ltd.	644,411	1.0
31,000	TPK Holding Co. Ltd.	77,755	0.1
		2,296,227	3.7

	Thailand: 0.4%
37,000	PTT PCL-Foreign	278,803	0.4

	United Kingdom: 14.4%
2,628	AstraZeneca PLC	163,958	0.3
22,412	Aviva PLC	165,010	0.3
171,442	Barclays PLC	681,276	1.1
50,238	BP PLC	278,457	0.4
18,661	Diageo PLC	494,458	0.8
39,003	GlaxoSmithKline PLC	796,346	1.3
121,222	HSBC Holdings PLC (GBP)	958,096	1.5
38,800	HSBC Holdings PLC (HKD)	307,925	0.5
170,325	J Sainsbury PLC	630,444	1.0
117,541	Kingfisher PLC	638,779	1.0
344,788	Lloyds Banking Group Plc	406,393	0.6
59,665	Mitie Group PLC	270,375	0.4
68,699	Premier Farnell PLC	137,676	0.2
13,095	Rio Tinto PLC	478,105	0.8

See Accompanying Notes to Financial Statements

2

Voya International High Dividend Equity Income	PORTFOLIO OF INVESTMENTS as of August 31, 2015 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
13,237	Rolls-Royce Holdings PLC	149,967	0.2
60,540	RSA Insurance Group PLC	472,583	0.8
13,986	SSE PLC	313,413	0.5
32,508	Segro PLC	207,222	0.3
17,240	Smiths Group PLC	296,304	0.5
14,639	Standard Chartered PLC	170,551	0.3
54,799	Tate & Lyle PLC	450,950	0.7
52,066	UBM PLC	390,639	0.6
7,741	WPP PLC	159,350	0.3
		9,018,277	14.4

	United States: 9.8%
16,313	AT&T, Inc.	541,592	0.9
11,591	Bristol-Myers Squibb Co.	689,317	1.1
13,698	Dow Chemical Co.	599,424	1.0
23,765	Intel Corp.	678,253	1.1
12,500	JPMorgan Chase & Co.	801,250	1.3
7,341	Kraft Heinz Co/The	533,397	0.8
9,075	Philip Morris International, Inc.	724,185	1.1
25,600	Starwood Property Trust, Inc.	544,768	0.9
17,487	@ Teekay LNG Partners L.P.	464,979	0.7
9,205	Valero Energy Corp.	546,225	0.9
		6,123,390	9.8

	Total Common Stock
	(Cost $69,497,249)	60,059,263	95.9

PREFERRED STOCK: 2.0%
	Brazil: 0.4%
125,004	Cia Energetica de Minas Gerais	261,958	0.4

	Germany: 0.8%
2,521	Volkswagen AG	477,660	0.8

	South Korea: 0.8%
856	Hyundai Motor Co.	70,078	0.1
2,271	Hyundai Motor Co.- Series 2	191,750	0.3
363	Samsung Electronics Co., Ltd.	266,794	0.4
		528,622	0.8

	Total Preferred Stock
	(Cost $1,922,710)	1,268,240	2.0

	Total Investments in Securities (Cost $71,419,959)	$61,327,503	97.9
	Assets in Excess of Other Liabilities	1,316,341	2.1
	Net Assets	$62,643,844	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
Cost for federal income tax purposes is $71,526,635.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,244,478
Gross Unrealized Depreciation	(13,443,610)

Net Unrealized Depreciation	$(10,199,132)

See Accompanying Notes to Financial Statements

3

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for semi-annual filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for semi-annual filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

N/A.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (l)	The Code of Ethics is not required for the semi-annual filing.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a) (3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya International High Dividend Equity Income Fund

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 6, 2015